SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                       TO

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   July 5, 2000
                                                 -------------------------------


                               INTELLIGROUP, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


        New Jersey                  0-20943                 11-2880025
--------------------------------------------------------------------------------
(State or Other Jurisdiction  (Commission File Number)    (IRS Employer
      of Incorporation)                                  Identification No.)


499 Thornall Street
Edison, New Jersey                                                   08837
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code  (732) 590-1600
                                                  ------------------------------



--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      As reported in the Current Report on Form 8-K dated July 17, 2000 filed by Intelligroup, Inc. (the "Company"), on July 5, 2000, the Company distributed all of the outstanding shares of the common stock of its subsidiary, SeraNova, Inc. held by the Company to holders of record of the Company's common stock as of the close of business on May 12, 2000 (or to their subsequent transferees).

      The Company hereby files this Amendment No. 1 on Form 8-K/A to file the financial statements, related pro forma financial statements and exhibits required pursuant to Item 7 of Form 8-K with respect to such transaction.

(b)  Pro Forma Financial Information.
------------------------------------

      The following unaudited pro forma consolidated financial statements are filed with this report:

      (1)   Pro Forma Consolidated Balance Sheet as of June 30, 2000 (unaudited)

      (2) Pro Forma Consolidated Statement of Operations for the Six Months Ended June 30, 2000 (unaudited)

      (3) Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 1999 (unaudited)

      (4)   Notes to Pro Forma Consolidated Financial Information (unaudited)

                       INTELLIGROUP, INC. AND SUBSIDIARIES

                 INTRODUCTION TO PRO FORMA FINANCIAL INFORMATION
                     For the Six Months Ended June 30, 2000
                                   (unaudited)


      The Pro Forma Consolidated Balance Sheet of Intelligroup, Inc. (the "Company") as of June 30, 2000 reflects the financial position of the Company assuming the distribution of all of the outstanding shares of the common stock of its subsidiary, SeraNova, Inc., as of June 30, 2000.

      The Pro Forma Consolidated Statements of Operations for the six months ended June 30, 2000 and for the fiscal year ended December 31, 1999 give effect to the distribution as if such distribution occurred as of January 1, 1999.

      The Pro Forma Financial Information should be read in conjunction with the Company's historical financial statements and related notes included in its 1999 Annual Report on Form 10-K and Quarterly Report on Form 10-Q for the quarter ended June 30, 2000. The Pro Forma Financial Information presented is for informational purposes only and is not intended to be indicative of the results of operations that would have occurred had the distribution been consummated as of January 1, 1999, nor is it intended to be indicative of future results of operations or financial position.


                                  INTELLIGROUP, INC. AND SUBSIDIARIES
                                 PRO FORMA CONSOLIDATED BALANCE SHEETS
                                          As of June 30, 2000
                                              (unaudited)

                                                                           Pro Forma
                  Assets                                    Historical    Adjustments(a)    Pro Forma
                                                          ------------    --------------  ------------
Current Assets:
  Cash and cash equivalents ..........................    $  1,799,000    $       --      $  1,799,000
   Accounts receivable, less allowance for
      doubtful accounts of $3,022,000 .................     18,749,000            --        18,749,000
   Unbilled services ..................................      6,162,000            --         6,162,000
   Income tax receivable ..............................      2,533,000            --         2,533,000
   Deferred tax asset .................................      2,481,000            --         2,481,000
   Other current assets ...............................      4,617,000            --         4,617,000
   Note receivable - SeraNova .........................      3,000,000            --         3,000,000
   Net current assets of discontinued operations ......     (1,036,000)           --
                                                          ------------    ------------    ------------
                                                                                             1,036,000

        Total current assets ..........................     40,377,000      (1,036,000)     39,341,000

Note receivable - SeraNova ............................     12,059,000            --        12,059,000
Property and equipment, net ...........................      8,076,000            --         8,076,000
Capitalized software solutions, net ...................      2,376,000            --         2,376,000
Intangible assets, net ................................      4,960,000            --         4,960,000
Deferred tax asset ....................................      1,049,000            --         1,049,000
Other assets ..........................................      1,092,000            --         1,092,000
Net non-current assets of discontinued operations .....      9,668,000      (9,668,000)           --
                                                          ------------    ------------    ------------
                                                          $ 79,657,000    $(10,704,000)   $ 68,953,000
                                                          ============    ============    ============

       Liabilities and Shareholders' Equity
Current Liabilities:
   Accounts payable ...................................   $  2,858,000    $       --      $  2,858,000
   Accrued payroll and related taxes ..................      9,152,000            --         9,152,000
   Accrued expenses and other liabilities .............      7,456,000            --         7,456,000
   Income taxes payable ...............................        600,000            --           600,000
   Current portion of long-term debt and
obligations ...........................................      5,261,000            --         5,261,000
                                                          ------------    ------------    ------------
        under capital leases
        Total current liabilities .....................     25,327,000            --        25,327,000

Commitments and contingencies

Shareholders' Equity:
  Preferred stock, $.01 par value, 5,000,000
      shares authorized, none issued or outstanding ...           --              --              --
  Common stock, $.01 par value, 25,000,000 shares
      authorized; 16,630,000 shares issued and
      outstanding .....................................        166,000            --           166,000
   Additional paid-in capital .........................     59,092,000     (17,733,000)     41,359,000
   Retained earnings (deficit) ........................     (3,615,000)      7,137,000       3,522,000
   Currency translation adjustments ...................     (1,313,000)       (108,000)     (1,421,000)
                                                          ------------    ------------    ------------
      Total shareholders' equity ......................     54,330,000     (10,704,000)     43,626,000
                                                          ------------    ------------    ------------
                                                          $ 79,657,000    $(10,704,000)   $ 68,953,000
                                                          ============    ============    ============


                                                - 4 -


(a) To eliminate the assets, liabilities and shareholders' equity of SeraNova, Inc. assuming the distribution of all of the outstanding shares of the common stock of SeraNova, Inc., as of June 30, 2000.

                                  INTELLIGROUP, INC. AND SUBSIDIARIES

                            PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                                 For the Six Months Ended June 30, 2000
                                              (unaudited)

                                                                             Pro Forma
                                                           Historical       Adjustments(b)    Pro Forma
                                                           ------------    ---------------  ------------

Revenue ...............................................   $ 56,740,000    $        --     $ 56,740,000
Cost of sales .........................................     37,674,000             --       37,674,000
                                                          ------------    -------------   ------------
      Gross profit ....................................     19,066,000             --       19,066,000
                                                          ------------    -------------   ------------
Selling, general and administrative expenses ..........     24,140,000             --       24,140,000
Depreciation and amortization .........................      1,570,000             --        1,570,000
                                                          ------------    -------------   ------------
      Total operating expenses ........................     25,710,000             --       25,710,000
                                                          ------------    -------------   ------------
      Operating loss ..................................     (6,644,000)            --       (6,644,000)
Other income, net .....................................         24,000             --           24,000
Interest income, net ..................................        160,000             --          160,000
                                                          ------------    -------------   ------------
Loss from continuing operations before income
      tax benefit .....................................     (6,460,000)            --       (6,460,000)
Income tax benefit ....................................     (1,461,000)            --       (1,461,000)
                                                          ------------    -------------   ------------
Loss from continuing operations .......................     (4,999,000)            --       (4,999,000)
Loss from discontinued operations,
     net of tax benefit ...............................     (4,891,000)       4,891,000           --
                                                          ------------    -------------   ------------
Net loss ..............................................   $ (9,890,000)   $   4,891,000   $ (4,999,000)
                                                          ============    =============   ============

Earnings per share:
     Basic earnings per share:
                    Loss from continuing operations ...   $      (0.31)   $        --     $      (0.31)
                    Discontinued operations ...........                           (0.30)          0.30
                                                          -------------   ------------    ------------

         Net loss per share ...........................   $      (0.61)   $        0.30   $      (0.31)
                                                          ============    =============   ============
       Weighted average number of
       common shares - basic ..........................     16,360,000       16,360,000     16,360,000
                                                          ============    =============   ============

     Diluted earnings per share:
                    Loss from continuing operations ...   $      (0.31)   $        --     $      (0.31)
                    Discontinued operations ...........                           (0.30)          0.30
                                                          -------------   ------------    ------------
                                                                                          ------------
         Net loss per share ...........................   $      (0.61)   $        0.30   $      (0.31)
                                                          ============    =============   ============
       Weighted average number of
       common shares - diluted ........................     16,360,000       16,360,000     16,360,000
                                                          ============    =============   ============


(b) To eliminate the net loss of SeraNova, Inc. for the six months ended June 30, 2000 assuming the distribution of all of the outstanding shares of the common stock of SeraNova, Inc., as of January 1, 1999.

                                   INTELLIGROUP, INC. AND SUBSIDIARIES

                             PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                                   For the Year Ended December 31, 1999
                                               (unaudited)

                                                                            Pro Forma
                                                          Historical       Adjustments(c)    Pro Forma
                                                         -------------    ---------------  -------------
Revenue ..............................................   $ 186,067,000    $ (39,795,000)   $ 146,272,000
Cost of sales ........................................     119,857,000      (22,475,000)      97,382,000
                                                         -------------    -------------    -------------
     Gross profit ....................................      66,210,000      (17,320,000)      48,890,000
                                                         -------------    -------------    -------------
Selling, general and administrative expenses .........      56,206,000      (16,854,000)      39,352,000
Depreciation and amortization ........................       4,601,000       (1,131,000)       3,470,000
Acquisition expenses .................................       2,115,000             --          2,115,000
Spin-off costs .......................................         751,000         (751,000)            --
Restructuring and other special charges ..............       7,328,000             --          7,328,000
                                                         -------------    -------------    -------------
      Total operating expenses .......................      71,001,000      (18,736,000)      52,265,000
                                                         -------------    -------------    -------------
      Operating loss .................................      (4,791,000)       1,416,000       (3,375,000)
Interest expense, net ................................         593,000          (80,000)         513,000
                                                         -------------    -------------    -------------
Loss from operations before income tax benefit .......      (5,384,000)       1,496,000       (3,888,000)
Income tax expense ...................................       1,206,000          235,000        1,441,000
                                                         -------------    -------------    -------------
Net loss .............................................   $  (6,590,000)   $   1,261,000    $  (5,329,000)
                                                         =============    =============    =============

Earnings per share:
  Basic earnings per share:
    Net loss per share ...............................   $       (0.42)   $        0.08    $       (0.34)
                                                         =============    =============    =============
    Weighted average number of common shares - basic .      15,766,000       15,766,000       15,766,000
                                                         =============    =============    =============

  Diluted earnings per share:
    Net loss per share ...............................   $       (0.42)   $        0.08    $       (0.34)
                                                         =============    =============    =============
    Weighted average number of common shares - diluted      15,766,000       15,766,000       15,766,000
                                                         =============    =============    =============



(c) To eliminate the results of operations of SeraNova, Inc. for the year ended December 31, 1999, assuming the distribution of all of the outstanding shares of the common stock of SeraNova, Inc., as of January 1, 1999.

                       INTELLIGROUP, INC. AND SUBSIDIARIES

                    NOTES TO PRO FORMA FINANCIAL INFORMATION
                                   (unaudited)


BASIS OF PRESENTATION

      On July 5, 2000, Intelligroup, Inc., (the "Company") distributed all of the outstanding shares of the common stock of its subsidiary, SeraNova, Inc. ("SeraNova") held by the Company to holders of record of the Company's common stock as of the close of business on May 12, 2000 (or to their subsequent transferees) in accordance with the terms of a Distribution Agreement dated as of January 1, 2000 between the Company and SeraNova.

      The accompanying Pro Forma Consolidated Balance Sheet has been prepared by applying certain pro forma adjustments to historical financial information, assuming the distribution occurred on June 30, 2000. The Pro Forma Consolidated Statements of Operations for the six months ended June 30, 2000 and for the year ended December 31, 1999 have been prepared based upon certain pro forma adjustments to historical financial information, assuming the distribution occurred as of January 1, 1999.

      The pro forma data is not necessarily indicative of the operating results or financial position that would have occurred had the transaction described above been consummated at the date indicated, nor necessarily indicative of future operating results or financial position.

      Basic net income (loss) per share of common stock is calculated by dividing net income (loss) applicable to common stock by the weighted average number of common shares outstanding during the period. Diluted net income (loss) per share reflects the potential dilution that would occur if securities or other contracts to issue common stock were exercised or converted into common stock, unless they are antidilutive.

(c)  Exhibits.
--------------

Exhibit No.                    Description of Exhibit
-----------                    ----------------------

   10.1 Distribution Agreement dated as of January 1, 2000 between Intelligroup, Inc. and SeraNova, Inc. (Incorporated by reference to the Company's Annual Report on Form 10-K for the year ended December 31, 1999).

   10.2 Contribution Agreement dated as of January 1, 2000 between Intelligroup, Inc. and SeraNova, Inc. (Incorporated by reference to the Company's Annual Report on Form 10-K for the year ended December 31, 1999).

   10.3 Tax Sharing Agreement dated as of January 1, 2000 between Intelligroup, Inc. and SeraNova, Inc. (Incorporated by reference to the Company's Annual Report on Form 10-K for the year ended December 31, 1999).

   10.4 Services Agreement dated as of January 1, 2000 between Intelligroup, Inc. and SeraNova, Inc. (Incorporated by reference to the Company's Annual Report on Form 10-K for the year ended December 31, 1999).

   10.5 Space Sharing Agreement dated as of January 1, 2000 between Intelligroup, Inc. and SeraNova, Inc. (Incorporated by reference to the Company's Annual Report on Form 10-K for the year ended December 31, 1999).

   10.6 Amendment No. 1 to Services Agreement by and between Intelligroup, Inc. and SeraNova, Inc.

   10.7 Amended and Restated Promissory Note by and between Intelligroup, Inc. and SeraNova, Inc.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    INTELLIGROUP, INC.



                                    By: /s/ Askok Pandey
                                        ---------------------------------
                                    Name:  Ashok Pandey
                                    Title: Co-Chief Executive Officer

September 14, 2000